UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2014

Ampco-Pittsburgh Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	1-898	25-1117717
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

600 Grant Street, Pittsburgh, PA	15219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 456-4400

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 29, 2014, Ampco-Pittsburgh Corporation held its annual meeting of shareholders. The following are the voting results for the items of business that were voted upon by shareholders at that meeting:

1. In the election of four Directors for a term expiring in 2017:

	For	Withheld	Broker Non-Votes
James J. Abel	7,787,857	286,478	1,896,801
William K. Lieberman	7,158,996	915,339	1,896,801
Stephen E. Paul	7,086,327	988,008	1,896,801
Carl H. Pforzheimer, III	6,977,821	1,096,514	1,896,801

In the election of one Directors for a term expiring in 2015:

	For	Withheld	Broker Non-Votes
Michael I. German	7,789,731	284,604	1,896,801

2. To approve, in a non-binding vote, the compensation of the named executive officers:

For	Against	Abstain	Broker Non-Votes
3,404,368	2,723,485	1,946,482	1,896,801

3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountants firm for 2014:

For	Against	Abstain
9,848,845	117,075	5,216

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPCO-PITTSBURGH CORPORATION

By:	/s/ Rose Hoover
Rose Hoover
Executive Vice President and Corporate Secretary

Dated: April 29, 2014